AZENTA
LIFE SCIENCES

INVESTOR DAY 2025

DECEMBER 10, 2025



Welcome & Opening Remarks



Yvonne Perron

VP, Head of FP&A and Investor Relations



© 2025 Azenta, Inc. • All rights reserved

Safe Harbor Statement

Forward-Looking Statements and Non-GAAP Financial Measures

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, each as amended. Forward-looking statements may be identified by words such as “expect,” “estimate,” “intend,” “believe,” “anticipate,” “may,” “will,” “should,” “could,” “continue,” “likely,” or similar terms or variations. Examples of forward-looking statements include, but are not limited to, our FY2026 guidance and FY2028 financial targets; statements regarding projected shareholder returns, revenue, earnings, free cash flow, gross margin expansion, G&A and indirect savings, and adjusted EBITDA expansion; anticipated industry spending, spending patterns, and growth rates; demand for our sample management products and services; our projected quality, cost, delivery, and working capital improvements; returns on invested capital; and expected performance outcomes in our SMS segment in delivery, customer acquisition, samples under management, and other measures. These statements are neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause the Company’s financial and business results to differ materially from our expectations. These forward-looking statements are based on current expectations and involve risks, uncertainties, and other factors that may cause actual results, performance, or achievements to differ materially from those expressed or implied. Such factors include those set forth in Part I, Item 1A “Risk Factors” of our most recent Annual Report on Form 10-K and in our other filings with the Securities and Exchange Commission, or SEC, such as our quarterly reports on Form 10-Q and current reports on Form 8-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on information currently and reasonably known to us. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

© 2026 Azenta, Inc. • All rights reserved

Today's Agenda

1:00 PM	Welcome and Opening Remarks Yvonne Perron | VP, Head of FP&A and Investor Relations
	Company Overview and Strategy John Marotta | President and Chief Executive Officer
	Sample Management Solutions Alex Esmon | VP and GM of Sample Repository Solutions (SRS)
	Multiomics (GENEWIZ) Ginger Zhou | SVP, President GENEWIZ
	Financial Overview Lawrence Lin | EVP and Chief Financial Officer
	Closing Remarks John Marotta | President and Chief Executive Officer
2:30 PM	Break
2:40 PM	Q&A

© 2025 Azenta, Inc. • All rights reserved

Company Overview and Strategy



John Marotta

President and CEO







© 2025 Azenta, Inc. • All rights reserved

Key Messages

1. Uniquely positioned with a strong top-line growth trajectory, meaningful margin expansion potential, and clear opportunities for inorganic growth
2. Category leader with best-in-class solutions in attractive, niche categories tied to strong secular growth markets
3. Deep installed base of Stores and C&I solutions creating high visibility, recurring revenue, and attachment rates
4. Strong FCF generation and solid balance sheet fueling reinvestment in future revenue growth and creating optionality for value-accretive capital deployment
5. Clear opportunity to deliver strong total shareholder returns given unique position in niche market, EBITDA growth potential, and consistent FCF

© 2025 Azenta, Inc. • All rights reserved

Large and Growing Addressable Market

Current SAM[1]:
~$6B


SMS[2]
~$3B
Multiomics
~$3B

	CURRENT Market Share[3]	EXPECTED Through Cycle Market Growth[3]	EXPECTED LRP 3-Yr Organic Growth
SMS	~11%	LSD	HSD
Multiomics	~9%	LSD	MSD

Significant Opportunity to Capture Share in a Large and Growing Market

Source: 1. 2025 McKinsey and Management Estimate, 2. SMS: Sample Management Solutions, 3. Management estimates
LSD-Low single digit, MSD–Mid-single digit, HSD–High single digit

AZENTA LIFE SCIENCES

© 2025 Azenta, Inc. • All rights reserved

Well-Positioned to Capitalize on Secular Growth Trends

Life science spend is substantial...	Outsourcing trend...	Productivity is becoming more essential...	FDA approval requirements are becoming more stringent...
Private and Public Investment in Life Sciences	Growing Desire to Outsource R&D	Increasing Demand for Quality Sample Management	Greater Need for Automated Temperature Control
~$350B Annual investment by Pharma/Biotech, NIH[1]	**>50%** Biopharma R&D outsourced/processed today[2]	**24B** Samples stored cold globally[3]	**~50%** New medicines will require temperature control[4]
...with more being directed to outsourced solutions	...creating a need for specialized and niche expertise	...driving a greater need for automation	...increasing demand for temperature control and cold storage options

Positive Industry Tailwinds Resulting from the Tools Revolution

We are at the Epicenter of Samples, Compounds, and Therapeutics, Positioning Us to Benefit from Key Secular Trends

Source: 1. 2024 EU Industrial R&D Investment Scoreboard, 2025 NVCA PitchBook Venture Monitor, 2025 National Institutes of Health Appropriation, 2. Baringa Partners (Jan. 2025), 3. 2024 Clearview and Internal analysis, 4. Internal Estimates, 2024 Alvarez & Marsal

© 2025 Azenta, Inc. • All rights reserved.

Azenta Today

FY'25 REVENUE			
	$594M Revenue	+3% Organic YoY	~55% Recurring Revenue[1]

- **14,000** Customers
- **20 of 20** Top Pharma/ Biotech
- **95** Countries
- **1 in 3** Employees is a scientist/engineer
- **1B+** Samples supported
- **60M** Samples currently stored at Azenta

Revenue by Segment


45%
Multiomics (GENEWIZ)
55%
Sample Management Solutions

Revenue by End Market


46%
Medical / Academic / Gov. / Non-Profit & Other
54%
Pharma/ Biotech

Geographic Mix


61%
U.S.
24%
Europe
10%
China
5%
APAC & Other

1. Recurring revenue includes Biorepository, Product Service, Consumables attachment revenue and Multiomics returning customer revenue

Initial Impressions Since Joining as CEO

STRONG FOUNDATION → **PIVOTING TO GROWTH & PERFORMANCE**

- Highly differentiated portfolio of solutions creating an ecosystem
- Deep focus on the customer with a passion to serve
- Clear experts in a niche market
- Leadership and high-performance culture

- **Reorienting for success** with accountable, regionalized GMs, and commercial teams
- **Elevating operational excellence** with Azenta Business System (ABS) to drive measurable results
- **Redirecting resources rapidly to high value R&D, Sales & Marketing** from low value, heavy G&A; investing in high margin, high ROIC parts of the business
- **Selectively investing in products and markets with meaningful differentiation** as well as higher recurring revenue, margins and stickier revenue streams
- **Driving a highly disciplined capital allocation framework** to maximize returns on key investments
- **Capturing greater share of profit pools in Pharma & Biotech** by driving growth in Synthesis, Automated Solutions, and Biorepositories

Building on a Strong Foundation to Drive Profitable Long-Term Value Creation

© 2025 Azenta, Inc. • All rights reserved

Comprehensive Suite of Solutions to Enable Breakthroughs Faster

Guardians of the Most Critical Assets for Researchers

Discovery + Pre Clinical Studies to Clinical Trials & Development

Sample Management Solutions (SMS)



Biorepositories

39% of Revenue



Automated Solutions[1]

61% of Revenue

LIMS[3] for Biological Asset Management

Multiomics (GENEWIZ)



Gene Synthesis

23% of Revenue



Sequencing[2]

77% of Revenue

LIMS[3] for Multiomics Data Management

Digital Ecosystem

1. Automated Solutions includes Vaults (Automated Stores), Cryogenic Systems, Consumables and Instruments, Product Service, and Other, 2. Sequencing includes Next Generation Sequencing, Overnight Sequencing, and Other,
3. LIMS: Laboratory Information Management System,

AZENTA LIFE SCIENCES

The Only Player with Full Capabilities to Address Customers’ Needs


Automated storage & integrated solutions
Reading and writing genes
Deep scientific expertise
Automation capabilities enabling increased research productivity
(3-10x increased research output)
Software solutions (e.g., LIMS[1] system)
Off-site biorepositories

Guardians of the Most Valuable, Irreplaceable Assets

1. LIMS: Laboratory Information Management System

AZENTA LIFE SCIENCES

Key Enabler of the Life Sciences Ecosystem


Customer Samples
Interpret
Asset Intake
Analyze
Asset Mgmt.
Generate
Asset Retrieval
TESTING
STORAGE

Customer Samples

Partner with our customer to ensure integrity of samples during planning, collection, and transportation stages

Storage

Samples are received and registered at the Azenta facility or on-site at the customer location

If stored off-site at Azenta, customers have access to samples when needed and can quickly retrieve

Testing

Customers and/or Azenta test samples, assemble, and evaluate data to determine the next steps



Customers Searching for the Right Partner to Eliminate Pain Points

“ Fundamentally, automation enables scale…**Azenta is a crucial partner** because they support the key automation platforms that allow us to **store samples at large scale**, securely — not just for the years, but for decades.

CEO, UK Biocentre

“ **Azenta has been a strong partner** to GSK over many years. The interactions to understand and **design the system to our precise requirements** was key to building an automation platform that **meets our needs for today and the future.**

Team Leader, GlaxoSmithKline

“ **Azenta is an outstanding partner** in our transformation journey… wide framework to manage the entire lifecycle of our biological sample collection in an efficient and compliant manner…**expert knowledge and state of the art capabilities**…adapts constantly…

R&D Business Performance Leader, Top 10 BioPharma

Continuing to Deepen Long-Standing Customer Relationships

AZENTA LIFE SCIENCES

© 2025 Azenta, Inc. • All rights reserved

Executing Strategy to Drive Long-Term Value Creation for Shareholders

DRIVE
Operational Excellence

REINVEST
In Profitable Growth

- Scale Biorepositories
- Regionalize Synthesis
- Technology and Automated Solutions

DEPLOY
Capital Prudently and Strategically

Early Innings of Our Operational Excellence Journey



Manufacturing & Back-Office Efficiency
Commercial Excellence Engine
Breakthrough Innovation
DRIVING CULTURE OF CUSTOMER FOCUS
ABS
AZENTA BUSINESS SYSTEM

IMPLEMENTING AND EXECUTING ABS

Manufacturing & Back-Office Efficiency
- Driving safety, quality, and on-time delivery (OTD)
- Optimizing working capital management
- Delivering enhanced productivity and efficiency through enhanced operating review cadence – gross margin

Breakthrough Innovation
- Embedding solutions that solve critical customer pain points
- Reinvigorating R&D
- Investing in the ecosystem

Commercial Excellence Engine
- Enabling better targeting
- Creating segmentation
- Continuously improving sales performance

Significant Runway Ahead to Apply ABS to Drive Long-Term Growth and Operational Excellence

Early Successes in Operations & Manufacturing

FOCUS AREA	WHAT WE HAVE DONE	FUTURE PRIORITIES
Improve Quality	✓ Store complaints reduced by 55%	• Target <2%
Enhance Delivery	✓ C&I OTD improved by 30%	• >95% OTD
Reduce Costs	✓ G&A reduced by 3%	• 10% additional G&A improvement
Working Capital Management	✓ DSO down 10 days	• Targeting 1x WC turn / year



© 2023 Azenta, Inc. • All rights reserved

Delivering Growth across Three Core Vectors

1

Scale Biorepositories

Capitalize on coming wave of sample growth

2

Regionalize Gene Synthesis

Expand U.S. based production to accelerate delivery & meet local demand

3

Continue to specialize in technology and automated solutions

Deliver solutions that foster greater speed, efficiency, transparency, and improved inventory management

Confident in Our Ability to Drive Profitable Growth while Further Deepening Customer Relationships

© 2025 Azenta, Inc. • All rights reserved

Reinvigorating Our Go-to-Market Approach

KEY FOCUS AREAS	HOW WE ARE EXECUTING
Regional sales model	• Installed localized sales & commercial team • Creating proximity to our customers to deepen relationships • Adjusted incentive plans to drive behavior
Direct selling & feet on the street	• Added 25 highly skilled sales associates • Targeting an additional 40 resources to support strategic initiatives
Sales bundling	• Created incentives to promote ecosystem sales across the portfolio • Focusing on sales bundling within SMS (e.g., large storage systems and C&I) • Leveraging a consultative sales approach to create ecosystems within verticals
Downstream marketing	• Invested in downstream marketing leaders with dedicated regions • Aligned more closely to our customers and sales teams
Price optimization	• Value based pricing opportunities in Biorepositories and workflow add-ons



Tailoring Our GTM Strategy to Better Align with Our Customers' Needs

© 2025 Azenta, Inc. • All rights reserved

Pursuing Targeted Actions to Drive Value Accretion

OUR PRIORITIES



Productivity & GM Improvement

Strengthen accountability through systematic and process improvements

Prioritize tangible opportunities



Organic Growth

Double down on growth investments in R&D and go-to-market capabilities

Remain highly disciplined around framework for growth investments



M&A

Implement disciplined evaluation of opportunities using clearly defined criteria

Focus on tuck-in acquisitions



Share Repurchase

Renewed commitment with a disciplined and opportunistic approach

NEW **$250M Share Repurchase Authorization**

Driving a Highly Disciplined Capital Allocation Framework

AZENTA LIFE SCIENCES

© 2025 Azenta, Inc. • All rights reserved

Strategic Approach to M&A

Strategic Filters

- Additive to Current Portfolio
- Product line Adjacencies
- Wallet Share Expansion
- Geographic Expansion
- Strengthen Capabilities
- Recurring Revenue

Commitment to disciplined M&A

- ✓ Strategic capital deployment
- ✓ Economic, returns-driven approach
- ✓ Stewards of cash
- ✓ Integrate to unlock synergies
- ✓ Expertise in value creation

Strong Pipeline with a Focus on High-Value Tuck-in Opportunities

Leadership Team Excited and Poised for the Future



John Marotta
President & Chief Executive Officer
Joined: 2024



Lawrence Lin
EVP & Chief Financial Officer
Joined: 2024



Ginger Zhou, PhD
SVP, President GENEWIZ
Joined: 2011



Olga Pirogova
SVP, Chief Human Resources Officer
Joined: 2023



Ephraim Starr
SVP, General Counsel & Corporate Secretary
Joined: 2025



Joesph Katz
VP, Commercial Americas
Joined: 2025



Gerrit Gutzke
VP, Commercial Sales EMEA & APAC
Joined: 2017



Will Simmons
VP, Azenta Business System
Joined: 2025



Michael Paulo
VP, Chief Digital & Information Officer
Joined: 2017



Kathi Shea
VP, Chief Client Solution Officer
Joined: 2016



Alex Esmon, PhD
VP & GM, Sample Repository Solutions
Joined: 2023



Michael Bussman, PhD
Interim VP & GM, C&I
Joined: 2022



Jeff Wall
VP & GM, Stores & Cryo
Joined: 2024



Luc Provost
VP, CEO of B Medical Systems
Joined: 2022

Exceptional Leadership Team with Deep Expertise

© 2025 Azenta, Inc. • All rights reserved

Dedicated and Experienced Board Creates Deeper Differentiation



Frank Casal
Chair of Azenta Board; Former Vice Chair of Audit at KPMG



William Cornog
Former head of KKR Capstone



Martin Madaus
Senior Operating Executive at Carlyle Group



Alan Malus
Former Corporate EVP of Thermo Fisher



Tina Nova
Former CEO of Decipher Biosciences & Molecular Stethoscope and Genoptix



Robyn Davis
Managing Director at AngelHealthcare Investors



Quentin Koffey
Founder, Managing Partner & Chief Investment Officer, Politan Capital Management



Erica Mclaughlin
CFO and Head of Corporate Strategy at Cabot Corporation



Dipal Doshi
CEO of Entrada Therapeutics



John Marotta
President & Chief Executive Officer

Board Skills

- CEO / CFO / Senior Executive Experience
- Public Company Board
- Life Sciences and Healthcare
- Accounting & Finance
- Global Business
- Growth Strategies and Market Expansion
- M&A and Integration
- Operational Experience in Innovation Industries
- Talent and Leadership Development
- Risk Management & Cybersecurity

Board Attributes

~58 years Avg. Age	~2.9 years Avg. Tenure
~90% Independent Directors	40% Gender / Racial / Ethnic Diversity

Distinguished Board Partnering with Leadership Team to Create an Environment of Excellence

Investment Thesis and Value Creation

1. Industry leader, with unmatched ecosystem of differentiated customer solutions
2. Deep installed base, providing meaningful up-sell / cross-sell potential and strong recurring revenue
3. Above market growth potential, supported by disciplined investments in R&D, sales & marketing
4. Clear path to margin expansion through G&A efficiencies and broader implementation of ABS
5. Financial strength and strong balance sheet fuels strategic, high-return capital deployment

Sample Management Solutions (SMS)



Alex Esmon

VP and GM, Sample Repository Solutions (SRS)



© 2025 Azenta, Inc. • All rights reserved

Sample Management Solutions Key Messages

1. Leading the industry with expertise and a differentiated, end-to-end solution set to manage and protect our customers' irreplaceable assets
2. Embedding the Azenta Business System into our way of working, enabling us to execute with leading quality, efficiency, and reliability
3. Strategically investing in growth that aligns with where the market is growing and customer needs

© 2025 Azenta, Inc. • All rights reserved

Business Overview: Sample Management Solutions Today

Our Vision

To become the end-to-end biological and therapeutic asset manager of choice from early research to secure, long-term storage

$325M
FY'25 Revenue



39%
Biorepositories
Revenue by Business Line
61%
Automated Solutions

~50%
Recurring Revenue



4%
APAC Other
1%
China
Revenue by Region
31%
Europe
64%
U.S.

15%+ CAGR
Growth of Samples in Storage (FY'15-FY'25)



47%
Medical / Gov. / Non-profit / Academic & Other
Revenue by End Markets
53%
Pharma/ Biotech

What We Do

Automated Solutions

Automated storage systems from ambient to -190°C Cryogenic and sample tube solutions, and PCR & microplate solutions

10k+	180+	~20%
Instruments Installed Base	Stores Installed Base	Recurring Revenue

Biorepositories

On-site and off-site sample storage and cold chain logistics

7-25 Years	~80%	20/20
Expected Storage Term	Recurring Revenue	Top Pharma Companies Served

AZENTA LIFE SCIENCES

Well-Positioned to Capture Key Market Growth Drivers & Tailwinds

~$3B

Serviceable Addressable Market[1]


~$325M
(~11% Market Share)
SMS FY'25
Revenue

Source: 1. 2025 McKinsey and Management Estimates, 2. 2024 EU Industrial R&D Investment Scoreboard, 3. 2025 NVCA PitchBook Venture Monitor, 4. 2025 National Institutes of Health Appropriation

MARKET TAILWINDS

Increase in Pre-Clinical R&D Activity

- Top pharma companies increasing R&D spend ~7% since 2020
- Increasing public and private annual investment
  - ~$250B public global Pharma/Biotech investment[2]
  - ~$50B private VC investment[3]
  - ~$48B public investment by NIH[4]

Increase in Clinical Trial Activity

- Deeper focus on genetic testing and personalized medicine, resulting in more samples needing storage

Shift Towards Outsourcing

- Growth in storage of intermediate and finished drug products
- Top Pharma Companies consolidating relationships with smaller number of high-quality partners

© 2025 Azenta, Inc. • All rights reserved

Sustainable Competitive Advantages

END-TO-END SOLUTIONS OFFERING

Unique combination of sample storage products, services, consumables, and software to fully support customer needs

Trusted Reputation

Proven track record; Meet >85 different accreditation or compliance standards across SMS

Differentiated Expertise

Seasoned life science leaders actively involved in establishing best practices, industry standards and regulations

Automation Capabilities

Over 30 years as an industry leader in Automation Technologies to streamline operations and enhance efficiency

Data Management

Differentiated products and processes that separate us from the competition



Differentiated Portfolio of Solutions Further Enables Profitable Growth

Drive Operational Excellence

KEY INITIATIVES

Drive Process Improvement through ABS Integration

- Complete implementation of Lean management systems to scale more efficiently
- Conduct ongoing Kaizens to drive continuous improvement
- Create accountability from top to bottom of the organization
- Measure OTD based on what our customers want not what we determine arbitrarily
  - Daily Management cadence enables us to see and act on customer needs faster
  - Automated Storage Vaults OTD project execution improved from 0% to 87%

EXPECTED OUTCOMES



Drive on time delivery improvement

95% on time delivery

Biorepositories: Reinvest in Profitable Growth

KEY INITIATIVES

Grow Customer Off-site Sample Storage Solutions

- Deepen penetration by increasing the number and types of samples stored
- Capitalize on scalability to deliver growth with strong profitability
- Geographical expansion in core markets

Scale Customer On-site Offerings

- Systematize & scale better asset management assessment
- Introduce Managed Services offering with on-site services for Stores & Consumables

EXPECTED OUTCOMES



Increase number of off-site samples stored

>100M samples stored by 2030

Drive new customer acquisition

3X growth in customers by 2028

Accelerate Profitable Growth through Automated Workflow & Services Leadership

Automated Solutions: Reinvest in Profitable Growth

KEY INITIATIVES

Elevate Digital Experience

- Provide unified experience supported by harmonized software
- Develop and release eCommerce platform

Evolve leadership in Automation

- Modularizing Vaults – make it easier for customers to "click and build" automated storage vaults
- Introduce expanded vault offering to include point-of-use models for smaller capacity needs in automated workflows

EXPECTED OUTCOMES



Streamlined customer / user experience

Improve order conversion by **20%**

Improved customer experience and on time delivery

Reduce quote to order times by **30%**

Accelerate Profitable Growth through Automated Workflow & Services Leadership

Case Study: Unique Customer Solution

1 Customer Need

- Key customer in pharma production, tasked with analyzing clinical and non-clinical trial data
- Needed to improve compliance and accelerate portfolio development – get breakthroughs to market faster
- Customer Challenges included:
  - An outdated facility
  - Disconnected processes hampering speed
  - Risks to business continuity

2 Our Unique Solution

- Created an integrated process connecting sample management, assay execution, and data reporting in a new facility that included
  - Automation ready FluidX tubes and BioArc and CryoArc for Automated Sample workflow management
  - Transportation Services for relocation of critical materials
  - Sample Repository Services for temporary and back-up storage of critical samples

3 Results

1st to market with an integrated solution for faster trial-to-market execution

Solved multiple process issues for the customer through integrated solution

Risk reduction and improved ability to meet regulatory needs of drug development

> "Azenta provided a partnership that was done right – providing support beyond the sale, ensuring contacts that connect, trust built over time, patience in partnership, and making investments in innovation.
>
> **SENIOR DIRECTOR, REGULATED BIOANALYTICS**

AZENTA LIFE SCIENCES

© 2025 Azenta, Inc. • All rights reserved

Sample Management Solutions Key Takeaways

1. Leading the industry with expertise and a differentiated, end-to-end solution set to manage and protect our customers' irreplaceable assets
2. Embedding the Azenta Business System into our way of working, enabling us to execute with leading quality, efficiency, and reliability
3. Strategically investing in growth that aligns with where the market is growing and customer needs

Multiomics



Ginger Zhou

SVP, President GENEWIZ



© 2025 Azenta, Inc. • All rights reserved

Multiomics (GENEWIZ) Key Messages

1. Uniquely positioned with 26 years of sequencing & synthesis expertise combined with unparalleled speed, convenience, and portfolio breadth making us a one-stop-shop

2. Driving operational excellence leveraging the Azenta Business System for customer satisfaction and profitable growth

3. Expanding our differentiation by reinvesting in portfolio expansion in high-growth areas, synthesis regionalization, and commercial excellence

© 2025 Azenta, Inc. • All rights reserved

26 Years of Reading and Writing Genes

GENEWIZ VISION To accelerate scientific discovery by providing researchers high-quality, reliable, innovative multiomics solutions

Sequencing Solutions



Highest throughput addressing complex studies	*Sequencing gold standard*
15PB sequenced	**19M** reactions processed
Petabyte (PB) data size is **>7M 2-hour Netflix movies 20,000 years** to finish if watching 1 movie per day	19M reaction is equivalent to **660 miles of dominos in a line**, if 1 reaction = 1 domino

Gene Synthesis Solutions



A manufactured gene of any sequence

425M
Nucleotides (nt) synthesized

425M nt length is equivalent to **480X of Mt. Everest**, if 1nt=1cm

Global Multiomics Powerhouse – Only Player at Scale

Data based on FY'25 results. PB = Petabytes

AZENTA LIFE SCIENCES © 2025 Azenta, Inc. • All rights reserved

Business Overview: Multiomics (GENEWIZ) Today

$269M
FY'25 Revenue

>70%
of Revenue from Returning Customers

TRUSTED PARTNER OF:

120,000+
End Users

8,000+
Institutional Customers

>37
Nobel Laureate Labs



23%
Gene Synthesis
Revenue by Business Line
77%
Sequencing[1]



5%
APAC Other
21%
China
Revenue by Region
57%
U.S.
17%
Europe



37%
Medical / Gov / Non-profit / Academic & Other
Revenue by End Markets
63%
Pharma / Biotech

1. Sequencing includes Next Generation Sequencing, Overnight Sequencing, and Other

AZENTA LIFE SCIENCES

Sustainable Competitive Advantages

Trusted Brand with Deep Domain Knowledge

26 years of know how, emphasizing solid science & superior service

"Your lab set a new bar for AAV-ITR sequencing across the industry and has helped many researchers including myself.

Senior Principal Scientist, Novartis Institute for Biomedical Research

Speed & Convenience

Regional footprint, providing speed and convenience for clients globally

Global Capabilities

4,000+
Sample Pickup Locations

14
Labs in Biotech Hubs

Local
Support and Languages

24 hrs
Results available

One-Stop-Shop

Uniquely positioned with both synthesis & sequencing, fueling the drug development cycle

Revenue breakdown by lines of business purchased

>50%
Of Customers Both Read and Write Genes with Us

Opportunity to serve more customers as only provider with both sequencing and synthesis offerings

© 2025 Azenta, Inc. • All rights reserved

Well-Positioned to Capture Key Market Growth Drivers & Tailwinds

~$3B
Serviceable Addressable Market


~$1.5B
Sequencing Opportunity
~$1.5B
Synthesis Opportunity
~$269M
(~9% Market Share)
Multiomics
FY25 Revenue

Source: 2025 McKinsey and Management Estimates

MARKET TAILWINDS

- Growth in outsourcing as Pharma & Biotechs optimize for efficiency
- Researchers have greater access to technologies at a lower cost
- Increased demand for data with AI powered analytical capabilities

AZENTA LIFE SCIENCES

© 2025 Azenta, Inc. • All rights reserved

Executing Strategic Initiatives to Drive Shareholder Value

DRIVE Operational Excellence

ABS Toolbox Implementation

- Further improve deliverable speed and quality
- Continue to drive efficiencies that enhance customer experience and improve productivity



REINVEST In Profitable Growth

Synthesis Regionalization

- Expand U.S. based production to accelerate delivery & meet local demand
- Explore U.S. strategic partnerships and novel technologies to further our leadership with synthesis products

Commercial Excellence

- Increase sales coverage in underdeveloped territories
- Transform customer digital experience by revamping e-commerce focused on speed of ordering
- Sales and marketing resources focused on high growth vectors and integrated solutions

Portfolio Expansion / NPI

- Continued lateral expansion in emerging multiomics markets (e.g., proteomics, single cell, spatial, and clinical)
- Vertically integrated capability expansion from DNA to product (gene-to-antibody & gene-to-virus)

© 2025 Azenta, Inc. • All rights reserved

Case Study: Supporting Clinical Trials Targeting Breakthrough Solution for Rare Childhood Disease

1 Customer Need

- Customer planning Phase 1 trial to treat rare childhood disease resulting in blindness
- Challenge: Develop clinical grade assay to genotype with a comprehensive mutation analysis for a 120kb long gene is not possible using traditional sequencing technologies

2 Our Unique Solution

- GENEWIZ proposed a unique solution leveraging long-read sequencing technology to overcome the challenges
- Developed and validated the assay; obtaining regulatory approvals for clinical use
- The test provides a clear view of the 120kb long gene for comprehensive mutation analysis

3 Results

1st Commercial Provider
Offering clinical long-read in the U.S.

99.8% Accuracy
In 120kb gene mutation calling

Phase I Clinical Trial
Enabled and underway



© 2025 Azenta, Inc. • All rights reserved

Multiomics (GENEWIZ) Key Takeaways

1. Uniquely positioned with 26 years of sequencing & synthesis expertise combined with unparalleled speed, convenience, and portfolio breadth making us a one-stop-shop
2. Driving operational excellence leveraging the Azenta Business System (ABS) for customer satisfaction and profitable growth
3. Expanding our differentiation by reinvesting in portfolio expansion in high-growth areas, synthesis regionalization, and commercial excellence

Financial Overview



Lawrence Lin

Executive Vice President and CFO



© 2025 Azenta, Inc. • All rights reserved

Key Messages

1. **Building on a strong financial foundation** with key initiatives in place to drive revenue growth
2. Capturing **meaningful margin expansion opportunities** through gross margin expansion and G&A efficiencies
3. **Driving increased expense discipline and cost optimization** to increase reinvestment capacity
4. **Proactively managing portfolio** for optionality and value-accretive capital deployment

© 2025 Azenta, Inc. • All rights reserved

Initial Impressions since Joining as CFO

STRONG FOUNDATION

- Portfolio and product differentiation
- Talent and desire of team members to win and continuously get better
- Strength of balance sheet and opportunity to drive performance

PIVOTING TO GROWTH WITH CLEARLY IDENTIFIED IMPROVEMENT AREAS

- Implementing systematic process improvements
- Creating product line P&L and financial rigor
- Creating linkage and communication between the businesses – aligning to the same strategic goals and priorities
- Driving cross-business optimization and stabilization through focus on operational efficiencies
- Streamlining and reducing costs; decreasing G&A to reinvest in the front end of the business

Instilling Rigor and Financial Discipline Across Our Organization

© 2025 Azenta, Inc. • All rights reserved

Driving Growth through Strategic Investments

Key Areas for Strategic Organic Growth Investments

1. Scale Biorepositories
   - Continuing to expand SRS facilities and increase automation
   - Grow off-site and on-site storage solutions
2. Regionalize Gene Synthesis
   - Expand U.S. based production to accelerate delivery & meet local demand
   - Explore outside U.S. production capabilities
3. Continue to specialize in technology and automated solutions
   - Allocating resources to R&D with a focus on designing customer pain points into solutions
   - Driving technology advancements: increasing automation across businesses
   - Continuing to advance our digital ecosystem and provide customers with real-time data


AZENTA

Clearly Identified Opportunities for Organic Growth

Driving Margin Improvement through Strategic Investments

Margin Expansion Initiatives

1. Optimizing G&A for greater operational leverage
   - Improving processes while aligning the right resources to the right work
2. Pursuing price optimization
   - Implementing strategies for pricing optimization
3. Accelerating adoption of ABS to drive operational excellence and gross margin enhancement
   - Driving safety, quality, and on-time delivery
   - Improving working capital management
   - Enhancing productivity to drive scalable, cost-effective operations
4. Scaling automation
   - Expanding automated tools at SRS facilities to enhance productivity



Clearly Identified Opportunities for Margin Expansion

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Balanced and Disciplined Capital Allocation Strategy

Ample Liquidity and Improving Free Cash Flow Generation to Fund Capital Deployment

Cash
on hand[1]

$546M

Cash, Cash Equivalents, and Marketable Securities

+

Improving
free cash flow

$200 - $250M

Cumulative free cash flow generation target FY2026 - FY2028

Long-term Capital Allocation Priorities

1. **Productivity & Gross Margin Improvement**
   - Reinvest to drive operational efficiencies
   - Accelerated adoption of ABS across the organization
2. **Organic Growth**
   - Continue to invest in Commercial and R&D
   - Leverage returns-focused disciplined
   - Deploy Capex
3. **M&A**
   - Focus on tuck-in acquisitions
   - Clearly defined financial & strategic filters
   - Actively manage the portfolio
4. **Share Repurchases**
   - $250M share repurchase authorization
   - Opportunistic approach

Investing More Capital in the Business to Drive Organic Growth, While Evaluating M&A Opportunities

1. As of September 30, 2025

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Strategic Approach to M&A

Evaluate through Strategic Lens

- Additive to Current Portfolio
- Product line Adjacencies
- Wallet Share Expansion
- Geographic Expansion
- Strengthen Capabilities
- Recurring Revenue

Greater Commitment to Disciplined M&A with Financial Guiding Principles

- ✓ Strong Organic Growth Potential
- ✓ Margin Expansion Potential / Synergies
- ✓ Double-Digit ROIC
- ✓ FCF Generation

Applying Strategic Filters and Financial Guiding Principles to Identify Strongly Aligned Tuck-in Opportunities

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Reiterating 2026 Guidance

	FY'2026
Revenue	Organic Growth: 3% to 5% YoY Sample Management Solutions: MSD Multiomics: LSD
Adjusted EBITDA	300 bps of Adjusted EBITDA margin expansion
Other	Interest Income: $16M - $18M Tax Rate: 27% - 29%

Continuing to Track Toward Our Previously Announced Targets

Note: As of 11/21/2025 Per Q4'25 Guidance

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Introducing 2028 Organic Financial Targets

$700 - $750M	**70%**	**$120 - $150M**	**$200 - $250M**
Revenue	Recurring Revenue[2]	Adj. EBITDA	Cumulative 3-Year Free Cash Flow[4]
6% - 8% CAGR[1]		**18 - 20%** Adj. EBITDA Margin[3]	

Well-Positioned to Drive Performance Improvement and Create Value for All Stakeholders

1. 2025-2028 CAGR, 2. Target reflects recurring revenue as a percentage of total revenue at the end of FY2028, based on current business plan assumptions, 3. Target reflects expected exit (run-rate) Adj. EBITDA margin at the end of FY2028, assuming full implementation of margin expansion initiatives, 4. Target cumulative FCF (Cash flow from operating activities less capital expenditures) between FY 2026 - 2028

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Revenue Bridge


$594M
~25%
• LSD Market Growth
~35%
• Scale / Expand Biorepositories
• Gene Synthesis
• Modular Vaults
• Digital
~20%
• C&I
• Multiomics
~20%
• Direct Selling
• Regionalization
• Product Marketing
$700M - $750M
6-8% CAGR
FY'25 Revenue
Market & Price
Growth Initiatives
NPI
Commercial Investment
FY'28E Revenue Target

Key Assumptions

- LSD market growth
- Strategic initiatives and NPI contribute >50%
- Commercial investment of feet on the street and downstream marketing

Investments in Strategic Initiatives and Commercial Initiatives to Deliver Revenue Growth

Adjusted EBITDA Margin Bridge



~18% - 20%
~3%
~2-3%
~2-3%
11%
+700 - 900 bps expansion
FY'25 Adj. EBITDA Margin
Volume & Mix
Productivity
Procurement, G&A Savings
FY'28E Adj. EBITDA Margin Target

Key Annual Assumptions

- Gross margin expands >200bps
- G&A and Indirect savings yield 100bps
- Adj. EBITDA expands ~300bps

Revenue Growth and Operational Efficiencies Position Us to Double Adjusted EBITDA by 2028

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Key Takeaways

1. **Building on a strong financial foundation** with key initiatives in place to drive revenue growth and margin improvement
2. **Capturing meaningful margin expansion opportunities** through gross margin expansion and G&A efficiencies
3. **Increasing reinvestment in the business** to drive future revenue growth
4. **Creating optionality for value-accretive capital deployment** with a solid balance sheet and capital position

Closing Remarks



John Marotta

President and CEO


CAUTION

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Investment Thesis and Value Creation

- Industry leader, with unmatched ecosystem of differentiated customer solutions
- Deep installed base, providing meaningful up-sell / cross-sell potential and strong recurring revenue
- Above market growth potential, supported by disciplined investments in R&D, sales & marketing
- Clear path to margin expansion through G&A efficiencies and broader implementation of ABS
- Financial strength and strong balance sheet fuels strategic, high-return capital deployment

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Break



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Q&A



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Appendix



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Solid Financial Position

Revenue ($M)[1]



$551
$573
$594
+3.7%
CAGR
FY'2023
FY'2024
FY'2025

Adjusted EBITDA ($M)
and Margin (%)[1]



$22
4.0%
$46
8.0%
$66
11.2%
FY'2023
FY'2024
FY'2025

Building on a Strong Foundation with Initiatives Underway to Drive Improved Performance

1. Financials exclude B Medical Systems

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Net Income to Adjusted EBITDA Reconciliation

Continuing Operations

$ millions except percentages

	FY23	FY24	FY25
Net income	(14.7)	(164.9)	(58.7)
(Income) Loss from discontinued operations, net of tax	6.6	140.5	83.2
Net income (Loss) from continuing operations	**(8.1)**	**(24.4)**	**24.5**
Adjustments:			
Interest income	(43.5)	(32.9)	(18.8)
Income tax provision	(11.9)	5.2	(31.6)
Depreciation	30.9	29.7	32.0
Amortization of intangible assets	32.1	28.6	24.4
EBITDA - from Continuing Operations	**(0.5)**	**6.2**	**30.6**
Adjustments:			
Stock-based compensation	8.8	13.7	19.8
Transformation[1]	(0.0)	9.9	10.4
Impairment of goodwill and intangible assets		4.7	-
Other/Investment Income	(0.0)	-	(2.1)
Restructuring charges	4.6	6.8	5.2
Merger and acquisition costs and costs related to share repurchase[2]	9.0	4.9	2.4
Adjusted EBITDA - from Continuing Operations	**21.8**	**46.2**	**66.3**
Adjusted EBITDA Margin	***3.9%***	***8.0%***	***11.2%***

1 - Transformation costs represent non-recurring expenses for strategic projects with anticipated long-term benefits to the Company focused on cost reduction and productivity improvement that do not meet the definition of restructuring charges.

2 - Includes expenses related to governance-related matters.

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